SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report December 16, 2003
                                       -----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 1-3950                                38-0549190
                 ------                                ----------
        (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                    48126
 -------------------------------------                    -----
(Address of principal executive offices)                (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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                                      -2-

Item 5.  Other Events.
---------------------

     In connection with a debt securities offering in Europe by our subsidiary, Ford Motor Credit Company, scheduled to settle December 17, 2003, the following disclosure was included in the related offering document:

     As disclosed in Ford Credit's quarterly report on Form 10-Q for the quarter ended September 30, 2003, Ford is conducting negotiations with Visteon Corporation, its largest supplier and former automotive components subsidiary. Conclusion of such negotiations could be imminent. Any agreement with Visteon likely would require Ford to incur a significant non-cash charge in the fourth quarter of 2003.














                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -----------------------------------
                                           (Registrant)


Date:  December 16, 2003                   By: /s/Kathryn S. Lamping
                                               -----------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary